UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2024

Glaukos Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37463	33-0945406
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Glaukos Way Aliso Viejo, California	92656

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 367-9600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	GKOS	New York Stock Exchange

Item 8.01. Other Events.

On October 4, 2024, Glaukos Corporation (the “Company”) issued a notice of redemption (the “Redemption Notice”) for all $57.5 million aggregate principal amount outstanding of its 2.75% Convertible Senior Notes due 2027 (the “Notes”), which were issued pursuant to an indenture dated June 11, 2020 (the “Indenture”) between the Company and Computershare Trust Company, National Association, as successor to Wells Fargo Bank, National Association, as trustee (the “Redemption”).

Pursuant to the Redemption Notice, on December 16, 2024 (the “Redemption Date”), the Company will redeem all Notes that have not been converted prior to such date at a redemption price equal to 100% of the principal amount of such Notes (the “Redemption Price”) together with accrued and unpaid interest from December 1, 2024 to, but excluding, the Redemption Date. On the Redemption Date, the Redemption Price will become due and payable upon each Note to be redeemed and interest thereon will cease to accrue on and after the Redemption Date.

The Notes called for redemption may be converted by holders into shares of common stock of the Company (“Common Stock”) pursuant to physical settlement as set forth in the Indenture at any time prior to 5:00 p.m. (New York City time) on December 13, 2024. The conversion rate for the Notes is 17.8269 shares of Common Stock per $1,000 principal amount, plus additional shares of 0.3501 per $1,000 principal amount in accordance with the terms and conditions of the Indenture. The Notes are therefore convertible into 18.1770 shares of Common Stock per $1,000 principal amount surrendered for conversion thereunder.

The foregoing description of the Redemption does not purport to be complete and is qualified in its entirety by reference to the Redemption Notice, which is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Redemption Notice
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLAUKOS CORPORATION (Registrant)

By:	/s/ Alex R. Thurman
Name: Alex R. Thurman
Title: Senior Vice President & Chief Financial Officer

Date: October 11, 2024